Fair Value Measurements	9 Months Ended
Sep. 30, 2021
Fair Value Disclosures [Abstract]
Fair Value Measurements

Note 8 — Fair Value Measurements

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis as of September 30, 2021 and indicates the fair value hierarchy of the valuation techniques that the Company utilized to determine such fair value.

Description	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Investments held in Trust Account – money market funds	$201,262,131	$—	$—

Transfers to/from Levels 1, 2, and 3 are recognized at the beginning of the reporting period. There were no transfers between levels of the hierarchy for the three and nine months ended September 30, 2021. Level 1 instruments include investments in money market funds that invest solely in U.S. government securities with an original maturity of 185 days or less.